Inventories	12 Months Ended
Jun. 30, 2023
Inventories
Inventories

17.    Inventories

Mytheresa Group’s inventories consist mainly of finished goods merchandise acquired from fashion designers. Mytheresa Group records inventories at the lower of cost or net realizable value. Cost of inventory amounted to €383,115 thousand in fiscal 2023 (2022: €328,749 thousand, 2021: €324,030 thousand). Inventory write-downs classified as cost of sales during fiscal 2023 were €2,913 thousand (2022: €6,009 thousand, 2021: €1,022 thousand). No reversals on write-downs are recorded in fiscal 2023 and 2022. Inventory is written down when its net realizable value is below its carrying amount. Mytheresa Group estimates net realizable value as the amount at which inventories are expected to be sold, taking into consideration fluctuations in selling prices due to seasonality, less estimated costs necessary to complete the sale.